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                                                                   EXHIBIT 23(b)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the Registration Statement of First Manistique Corporation on Form S-3 (Registration No. 33-6153), of our report dated February 9, 1996 on the 1995 consolidated financial statements of First Manistique Corporation, which report is included in the 1995 Annual Report on Form 10-K of First Manistique Corporation.


                                     Crowe, Chizek and Company LLP
                                     Crowe, Chizek and Company LLP


Grand Rapids, Michigan
March 21, 1996